SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - February 25, 1999

                      UNION NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)



                                     0-19214
                               ------------------
                                (Commission File
                                     Number)


                                   23-2415179
                             ----------------------
                                  (IRS Employer
                             Identification Number)




                       101 East Main Street, P. O. Box 567
                             Mount Joy, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)





                                   17552-0567
                      ------------------------------------
                                   (Zip Code)


        Registrant's telephone number including area code:(717) 653-1441



                                       N/A
          (Former name or former address, if changed since last report)


                     Page 1 of 18 Sequentially Number Pages
                        Index to Exhibits Found on Page 4

Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Registrant files this Current Report to deliver the Employment Agreement dated January 1, 1999, between Union National Financial Corporation, a Pennsylvania business corporation and Mark D. Gainer to the Commission.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibit:

                           10 Employment Agreement dated January 1, 1999, between Union National Financial Corporation, a Pennsylvania business corporation and Mark D. Gainer. The Employment Agreement is attached as Exhibit 10 to this Current Report.

Item 8.            Change in Fiscal Year.

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNION NATIONAL FINANCIAL CORPORATION
                                           (Registrant)


Dated: February 24, 1999               /s/ Mark D. Gainer
                                       -------------------------------------
                                       Mark D. Gainer, President

                                  EXHIBIT INDEX

                                                                 Page Number
Exhibit                                                          in Manually
                                                                   Signed


10    Employment Agreement dated January 1, 1999, between            6
      Union National Financial Corporation, a Pennsylvania business corporation and Mark D. Gainer. The Employment
      Agreement is attached as Exhibit 10 to this Current Report.